September 20, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C.  20549

Attention:  Office of Filings, Information & Consumer Services

RE:	Global X Funds (“Trust”) File Nos. 333-151713, 811-22209

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information to the Prospectus dated March 1, 2012, for the Global X FTSE Andean 40 ETF, Global X FTSE ASEAN 40 ETF, Global X Junior Miners ETF and the Global X Next 11 ETF (the “Funds”).  The purpose of the filing is to submit the 497(c) filing dated September 7, 2012 (Accession No. 0001144204-12-049944) in XBRL for the Funds.

If you have any questions regarding this filing, please contact me at (704) 806-2387.

Sincerely, /s/ Daphne Tippens Chisolm Law Offices of DT Chisolm, PC